18



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy  Statement  Pursuant to Section 14(a) of the  Securities
              Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant o Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                          Hydrogen Engine Center, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      (5) Total fee paid:

            --------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3)  Filing Party:

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      (4)  Date Filed:

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           Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

                          HYDROGEN ENGINE CENTER, INC.
                    602 East Fair Street, Algona, Iowa 50511

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 2006

The Annual Meeting of the Stockholders of Hydrogen Engine Center, Inc. (the "Company") will be held at the Company's new manufacturing facility, 2502 E. Poplar, Algona, Iowa 50511, on the 19th day of May, 2006, at 10:00 a.m. (CST) for the purpose of considering and acting upon the following:

         1) To elect four directors to hold office for the ensuing year and until their successors are elected and qualified. 2) To approve the Company's 2005 Incentive Compensation Plan. 3) To ratify the appointment of LWBJ, LLP as the Company's independent public accountants for 2006. 4) To transact such other business as may properly come before the meeting or any adjournment.

The Company's Annual Report to Stockholders on Form 10-KSB for the fiscal year ended December 31, 2005, the Proxy Statement, and the Proxy card are all included with this notice.

Only stockholders of record at the close of business on April 14, 2006 will be entitled to notice of and to vote at the meeting.

By order of the Board of Directors.

Theodore G. Hollinger, President
Algona, Iowa
May 3, 2006

You are cordially invited to come early so that you may meet informally with Management and the Board nominees. Please contact Dorothy Carlson, extension 112, or Vicki Briggs, extension 111, at (515) 295-3198, for directions and a map. The meeting area will be open from 9:00 a.m. until the meeting begins at 10:00 a.m. Refreshments will be served before the meeting. A tour of our facilities will be available after the meeting.

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY BE RETURNED REGARDLESS OF THE NUMBER OF SHARES OWNED.

                          HYDROGEN ENGINE CENTER, INC.
                                  602 East Fair
                               Algona, Iowa 50511
                          ----------------------------


             The approximate mailing date of this Proxy Statement is
                                   May 3, 2006

                          ----------------------------


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 19, 2006

                          ----------------------------

         The accompanying proxy is furnished by Hydrogen Engine Center, Inc. (the "Company") in connection with the solicitation by the Board of Directors. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company or by executing and delivering a proxy with a later date. Stockholders of record at the close of business on April 14, 2006 are entitled to vote at the meeting.

                                ABOUT THE MEETING

Where will the Meeting be Held?

     The meeting will be held at our new manufacturing facility, 2502 E. Poplar, Algona, Iowa 50511.

What is the Purpose of the Annual Meeting?

         At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting of Stockholders. In addition, management will make a short presentation and will respond to questions from stockholders.

Who is Entitled to Vote?

         Only stockholders of record at the close of business on April 14, 2006 (the "Record Date"), are entitled to receive notice of the Annual Meeting and to vote the shares of $0.001 par value Common Stock ("Common Stock") that they held on that date, at the Annual Meeting or any postponement or adjournment of the Annual Meeting. On the Record Date, the outstanding voting securities of the Company consisted of 25,162,905 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter submitted at the meeting. The Common Stock will vote together as one class on all matters contained in this Proxy Statement.

Who can Attend the Annual Meeting?

         All stockholders as of the close of business on the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Registration and seating will begin at 9:00 a.m. If you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting. Refreshments will be served before the meeting. A tour of our facilities will be available after the meeting.

What Constitutes a Quorum?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum, permitting the Company to conduct its business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

 How Do I Vote?

         You can vote on matters to come before the Annual Meeting in two ways:

1.              You can attend the Annual Meeting and cast your vote; or

2. You can vote by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you do that, you will authorize the individuals named on the proxy card, referred to as the proxy holders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendation of the Board of Directors.

What if I Vote and Then Change my Mind?

         You may revoke your proxy at any time before it is exercised by:

         1. Sending written notice of revocation to the Secretary of the Company at 602 East Fair Street, Algona, Iowa 50511; or

         2.   Sending in another duly executed proxy bearing a later date; or

         3.   attending the Annual Meeting and casting your vote in person.

          Your last vote will be the vote that is counted.

What are the Board's Recommendations?

         The Board recommends that you vote FOR election of the nominated slate of directors (see page 3), FOR approval of the adoption of the Company's 2005 Incentive Compensation Plan (see page 8) and FOR approval of ratification of the independent auditor (see page 15). Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the Board's recommendation. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What Vote is Required to Approve Each Proposal?

         Effect of Broker Non-Votes. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may elect not to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such broker "non-votes" will, however, be counted in determining whether there is a quorum.

         Election of directors. The four director nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked "withhold authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A broker "non-vote" will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

         All Other Proposals. Assuming the presence of a quorum, approval of adoption of the Company's 2005 Incentive Compensation Plan and ratification of the independent auditor requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on such matters. A properly executed proxy marked "abstain" or a broker "non-vote" will not be counted as a vote cast or as a vote entitled to be cast on the matters and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

Who Will Bear the Costs of this Proxy Solicitation?

         The Company will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. We may solicit proxies by mail, personal interview, telephone, telegraph, or via the Internet.

                                  PROPOSAL ONE.

         TO ELECT FOUR DIRECTORS TO HOLD OFFICE FOR THE ENSUING YEAR OR
                UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE
                      NOMINEES FOR ELECTION, PROPOSAL ONE.

                       NOMINEES FOR ELECTION AS DIRECTORS

         Theodore G. Hollinger, Rick L. Kremer, Michael A. Schiltz, and Thomas Trimble are all current directors. Theodore G. Hollinger and Thomas Trimble have each been nominated for re-election. Rick L. Kremer and Michael A. Schiltz are not standing for re-election. Both are employees of the Company and they have chosen to withdraw from the Board upon the election of their successors in order to increase the independence of the Board. Edward T. Berg and Philip G. Ruggieri have been nominated by the Board of Directors to fill two positions on the Board. All directors are elected for a one-year term and hold office until the next annual meeting of the stockholders and the election and qualification of their successors. The officers of the Company are elected at the Board's first meeting following the annual meeting of the stockholders. Officers hold office until their successors are chosen and qualified or until their deaths, resignations, or removal.

         The following persons have been nominated to serve as directors for the ensuing year.

         Theodore G. Hollinger, age 64. Ted Hollinger started his career in 1964 at Fairchild Semiconductor as a digital integrated circuit designer. In 1969, he joined the design team at Advanced Micro Devices where he also designed integrated circuits. In 1973 he joined Amdahl Computer to head their computer memory system design effort. In 1975, Mr. Hollinger retired and served as a consultant on integrated circuit design and processing to Lockheed Missiles and Space and Linkabit Corp. In 1978, he joined Siliconix as applications manager for all integrated circuits and in 1979, he became the Chief VMOS Engineer.

         In 1984, Mr. Hollinger founded Advanced Power Technology ("APT"), a power semiconductor company in Bend, Oregon. Mr. Hollinger holds several key power device patents now assigned to APT. In 1988, he founded Advanced Power Controls - ONSITE as a subsidiary of Pacific Power & Light. He moved the company to Tennessee in 1991 and incorporated it under the name APC-ONSITE. Over the course of his career, Mr. Hollinger has been granted more that a dozen patents. Mr. Hollinger joined Ecostar in November of 2000 as the director of Power Conversion Engineering, and from 2001 to 2002, he was Vice President of power conversion at Ballard Power Systems. In 2003, Mr. Hollinger founded HEC Iowa and presently serves as its President and Chief Technical Officer. Mr. Hollinger has been a director of the Company since August 30, 2005.

         Thomas Trimble, age 64. Mr. Trimble has worked in the industrial engine business for 43 years, and has served in various positions such as parts and service manager, sales manager, and operations general manager. For the past 42 years, he has been with Engine Center for North Coast Ford Industrial and served as a Vice President for the past 7 years. Mr. Trimble holds an Associates Degree in Business Administration from Wayne State University. Mr. Trimble has been a director of the Company since August 30, 2005.

         Edward T. Berg, MBA, CPA, CPCU, age 56, is President of Pharmacists Mutual Insurance Company in Algona, Iowa. He graduated from the University of Northern Iowa in 1972, with a B.A. degree in accounting. He received his Certified Public Accounting designation in 1973 and worked in public accounting for 5 years, before joining Pharmacists Mutual as controller in 1977. Mr. Berg has obtained a Master of Business Administration degree, and Chartered Property and Casualty Underwriter, and Associate in Reinsurance designations. He served as Vice President of Pharmacists Mutual from 1982 to 1987 and Executive Vice President from 1987 until being elected President in April 2001. Mr. Berg has served on the board of directors of Pharmacist Mutual since 1994 and was elected Treasurer and Chief Executive Officer in April 2003. He lives in Algona, Iowa.

         Philip G. Ruggieri, age 52. Mr. Ruggieri has experience in corporate finance, investment banking and venture capital, with concentration in advanced technology sectors. He has held the position of Managing Partner of Norwich Group International in Orlando, Florida from 2004 to the present. At Norwich, he has been instrumental in developing new business investments with concentration in advanced technologies such as digital media, biometrics, and application software. His industry focus includes biomedical, travel/hospitality, telecommunications and international technology transfers. From 2001 to 2004, he was Senior Vice President of New Business Development for CMH CareGroup in Orlando, Florida. In that position, Mr. Ruggieri developed new business investments in the healthcare and travel industries, including new products, international distribution, and organic growth management. In 2000 and 2001, he was a partner with Windcrest Partners, a venture capital and corporate-accelerator firm, with an emphasis on digital media technology and telecommunications. Prior to that, Mr. Ruggieri spent 28 years with the IBM Corporation, in various management and executive assignments. Mr. Ruggieri currently serves on the boards of several organizations, including Applied Transport Solutions Inc., Graftx Inc., and he is the current Board Chairman of Special Olympics Florida. Past board positions include IswitchGlobal Inc., PGA/Interactive, and NHL/Interactive. Mr. Ruggieri received a B.S. in Business
Administration, with International Finance concentration, from Fordham University in New York in 1977. Mr. Ruggieri currently resides with his wife and family in Orlando, Florida.

                STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Structure

         Hydrogen Engine Center, Inc. designs, manufactures, and distributes flex-fuel internal combustion engines for the industrial and power generation markets. Our engines run efficiently, with minor adjustments, on hydrogen, gasoline, propane, natural gas, or ethanol interchangeably or, with the addition of a fuel reformer, on biodiesel ("flex-fuels"). The engines can run on regular grade hydrogen, or on mixed gases such as natural gas and hydrogen. When using hydrogen fuel, emissions are near zero.

         The Company has two subsidiaries, Hydrogen Engine Center, Inc., an Iowa corporation ("HEC Iowa") and Hydrogen Engine Center (HEC) Canada, a Canadian corporation ("HEC Canada"). The Company is a Nevada corporation that, prior to August 30, 2005, was known as Green Mt. Labs, Inc. On that date, a wholly-owned subsidiary of Green Mt. Labs, Inc. merged with and into HEC Iowa through the consummation of a merger transaction more completely described in our Form 10-KSB (the "Merger Transaction").

Corporate Governance Guidelines

         The Board of Directors has not yet adopted corporate governance guidelines. The Board expects to address these issues prior to the 2007 annual meeting.

Meetings of the Board

         Special meetings of the Board are held as necessary. In addition, management and the directors communicate informally on a variety of topics, including suggestions for Board agenda items, recent developments, and other matters of interest to the directors. Each director has full access to management.

         Directors are expected to attend all meetings of the Board. Since the closing of the Merger Transaction on August 30, 2005, and through the date of this proxy statement, the Board has held seven meetings, three of which were held during fiscal year 2005. All of the directors of the Company have been members of the Board of Directors of HEC Iowa. HEC Iowa held six meetings in 2005. Each director attended not less than 75% of the aggregate number of meetings of the Board of Directors on which the director served.

         The Company has no formal policy with respect to director attendance at the annual meeting of shareholders. We expect that they will all attend the meeting. Mr. Berg, a director nominee, has a prior commitment and will not be able to attend the meeting.

Communication with the Board

         Shareholders, or anyone else wishing to contact the Board directly, may send a written communication to Sandy Batt, Chief Financial Officer, 602 East Fair Street, Algona, Iowa 50511. Ms. Batt will forward such correspondence only to the intended recipients, whether the entire Board or only an individual Board member. However, prior to forwarding any correspondence, Ms. Batt will review such correspondence and, in her discretion, may not forward certain items if they are deemed to be of a commercial nature or sent in bad faith.

Director Independence

         The Board currently has no independent directors. The Company believes that Edward T. Berg and Phillip G. Ruggieri, each a nominee for director, will be considered independent, as defined by The NASDAQ Stock Market listing standards, if elected. The Company anticipates that it will apply to become a listed company on a stock exchange or to be quoted on a NASDAQ market. At that time, the Company will adopt independence standards consistent with those of the exchange or market.

Code of Conduct

         The Company has not yet adopted a code of conduct that applies to directors and employees.

Board Committees

         The Company does not have an audit committee or a compensation committee separate from the Board as a whole. We anticipate that these committees will be appointed, and charters will be adopted, following the election of independent directors. The Board of Directors is currently acting as the nominating committee. The Board has not adopted charters for any committees.

Shareholder Recommendations and Nominations for Directors

         The Board will consider shareholder recommendations for director nominees for the 2007 annual meeting. A shareholder desiring the Board to consider a director recommendation should deliver a written submission to the Board in care of the Corporate Secretary, Hydrogen Engine Center, Inc. 602 East Fair Street, Algona, Iowa 50511. Such submission must include (1) the name of such nominee, (2) the nominee's written consent to serve if elected, (3)
documentation demonstrating that the nominating shareholder is indeed a shareholder of the Company including the number of shares of stock owned, (4) a representation whether the nominating shareholder intends, or is part of a group that intends, to deliver a proxy statement to the Company's shareholders respecting such nominee, or otherwise solicit proxies respecting such nominee, and (5) any information relating to the nominee and the nominee's affiliates that would be required to be disclosed in a proxy solicitation for the election of directors of the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934. The Board may require additional information from the nominee to perform its evaluation.

         Shareholder recommendations for director nominees at the 2007 annual meeting of shareholders must be received by the Corporate Secretary no earlier than December 1, 2006 and no later than January 1, 2007. Nominee recommendations that are made by shareholders in accordance with these procedures will receive the same consideration as recommendations initiated by the Board.

         In its assessment of each potential nominee, the Board will review the nominee's judgment, experience, independence, and understanding of the Company's business; the range of talent and experience already represented on the Board;

and such other factors that the Board determines are pertinent in light of the current needs of the Company. The Board will also take into account the ability of a nominee to devote the time and effort necessary to fulfill the responsibilities of a Company director.

Directors' Fees

         Each of the current directors of the Company has received 20,000 shares of restricted stock (or, in the discretion of the director, options to purchase shares) of the Company; 10,000 of which vested as of September 1, 2005; 5,000 of which are scheduled to vest on September 1, 2006; and 5,000 of which are scheduled to vest on September 1, 2007. New directors elected to the Board will receive options to purchase 20,000 shares, 10,000 of which are scheduled to vest in May of 2007 and 10,000 of which are scheduled to vest in May of 2008. All directors will be compensated $2,500 per quarter, subject to personal (not telephonic) attendance at quarterly Board meetings. No additional compensation is payable for participation in telephonic Board meetings. Directors are entitled to be reimbursed for expenses incurred in attendance at meetings. None of the directors of the Company has received any other compensation for his services as a director.


            TRANSACTIONS DURING THE LAST TWO YEARS IN WHICH DIRECTORS
                   OR EXECUTIVE OFFICERS HAVE HAD AN INTEREST

         We entered into an agreement dated July 11, 2003 with The Merrill Company, d/b/a Arnold Motor Supply, Inc. ("AMS"). This agreement was executed by Michael A. Schiltz on behalf of AMS. Mr. Schiltz became a director of the Company in January 2005 and became an employee of the Company as of September 1, 2005. The AMS agreement will expire in July 2006. Under this agreement, we have purchased engine parts and related supplies from AMS, and AMS has rebuilt engines for us, for an aggregate compensation to AMS of $73,791 from commencement of our operations through December 31, 2005. We anticipate purchases of approximately $500,000 from AMS in 2006.

         In 2004, Mr. Schiltz was a senior partner with The Merrill Company when Merrill loaned $100,000 to the Company under the terms of a convertible promissory note that was converted into 125,000 shares of stock as of September 1, 2005. Mr. Schiltz is an officer and director of the Company.

         Thomas Trimble is Vice President and General Manager for the Engine Center in Ferndale, Michigan. The Company and the Engine Center entered into a Cooperation Agreement dated May 30, 2003, under which the Engine Center supplies various engine components to the Company. The agreement is a "preferred source" and "preferred customer" arrangement. From the commencement of our operations through December 31, 2005, we have paid an aggregate of $46,370 to the Engine Center. We believe that all products and services are paid for under normal business practices and under the customary prices charged by the Engine Center to its other customers. Mr. Trimble is a director of the Company.

                                  PROPOSAL TWO
                                  ------------

            TO APPROVE THE COMPANY'S 2005 INCENTIVE COMPENSATION PLAN

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 2005 INCENTIVE COMPENSATION PLAN

                       GENERAL INFORMATION ABOUT THE PLAN

         The shareholders will be asked at the Annual Meeting to vote on a proposal to approve the adoption of the Hydrogen Engine Center, Inc. 2005 Incentive Compensation Plan (the "Plan"). The Board of Directors of the Company adopted the Plan on August 30, 2005, and recommended that the Plan be submitted for shareholder approval. A copy of the Plan is attached to this Proxy Statement as Appendix A.

         Assuming the presence of a quorum at the Annual Meeting, Proposal Two will be approved if the number of votes cast in favor of the Proposal exceeds the number of votes cast in opposition to the Proposal.

         A broker who holds shares of Common Stock in "street name" as nominee for customers who are the beneficial owners of such shares will not have authority to vote such shares on this Proposal Two, unless the broker receives specific voting instructions from such customers. Shares of Common Stock represented by proxies duly returned by a broker holding such shares in nominee or "street name" will be counted for purposes of determining whether a quorum exists for the Annual Meeting, even if such shares are not voted on this Proposal Two. Votes which are not cast by brokers because they have received no instructions from one or more of their customers are known as "broker non-votes" and will not count as a vote cast on this Proposal Two. An abstention by any other shareholder present at the Annual Meeting also will not count as a vote cast for or against this Proposal.


          HYDROGEN ENGINE CENTER, INC. 2005 INCENTIVE COMPENSATION PLAN

         On June 3, 2005 an incentive compensation plan was unanimously approved by the Board of Directors and by the written consent of stockholders holding a majority of our outstanding common shares. Following consummation of the Merger Transaction on August 30, 2005 the Board of Directors revised the prior plan and adopted the 2005 Incentive Compensation Plan (the Plan"). The purpose of the Plan is to encourage and enable key directors, employees and consultants to remain with and devote their best efforts to the business of our Company, thereby advancing the interests of our stockholders. Accordingly, we may award bonuses in the form of our Common Stock, or options to purchase shares of our Common Stock, subject to certain restrictions set forth in the Plan. The following is a brief summary of the Plan.

Administration of the Plan

         The Plan is administered by a committee of three or more directors appointed by our Board of Directors. Currently, the Board as a whole is acting as the committee responsible for administering the Plan. The committee has the sole authority to determine the persons who are to be awarded shares of our Common Stock from among those eligible and to establish the number of shares to be awarded to each person. The committee is to take into consideration the position held, the duties performed, the compensation received, the services expected to be rendered by the recipient, and other relevant factors. The committee is authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. A majority of the committee will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the committee, will be deemed the acts of the committee. No member of the committee will be liable for any action taken, failure to act, determination, or interpretation made in good faith with respect to the Plan or any shares awarded under the Plan.

Types of Awards

         The Plan provides that, subject to stockholder approval, an aggregate of 2,000,000 shares of our Common Stock are reserved for issuance under the terms of the Plan. The committee overseeing the Plan has the authority to award bonuses, in its sole discretion, in the form of restricted stock or stock options (either qualified incentive options under Section 422 of the Internal Revenue Code, or nonqualified options) to persons eligible to receive awards. Shares of our Common Stock issued under the Plan are deemed "restricted securities" as that term is defined by Rule 144 promulgated under the Securities Act of 1933. All awards under the Plan are also subject to such additional restrictions, terms, and conditions, if any, as may be determined by the committee. Any certificate or certificates representing shares issued under the Plan will bear an appropriate restrictive legend. The committee may also require that certificates representing stock awards be deposited by the recipient with the Company or an escrow agent until the restrictions thereon have lapsed or have been removed.

Eligibility to Receive Awards

         The committee determines and designates the persons to whom awards may be made under the Plan, although the committee may authorize awards only to individuals who are key directors, employees or consultants at the time of the award. Awards may be made to the same person on more than one occasion.

Stock Available for Awards

         Awards may be made under the Plan for up to 2,000,000 shares of Common Stock, which would constitute approximately 7.8% of the total number of shares of Common Stock outstanding after issuance of all shares reserves under the Plan.

Adjustments

         We are required to make appropriate adjustments or substitutions in connection with the Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs, and other similar changes in capitalization to the extent the Board of Directors deems such adjustment or substitution to be necessary and appropriate. The Plan also contains provisions addressing the consequences of a merger or consolidation in which the Company is not the surviving corporation, or sale of all or substantially all of our assets or capital stock. In such event, any shares that have been awarded but not yet issued, will be immediately issued without regard to any restrictions, terms or conditions imposed by the committee and any restrictions placed on shares that have been issued shall be released.

Amendment or Termination

         Our Board of Directors, in its discretion, may terminate the Plan at any time with respect to any shares of stock that have not been awarded. The Board has the right to alter or amend the Plan or any part thereof from time to time, provided that no such change may be made which would impair the rights of the recipient of awards without the consent of such recipient. Also, the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares that may be issued under the Plan, or materially modify the requirements for participation without stockholder approval.

Federal Income Tax Consequences

         Certain tax information related to the Plan will be provided to participants in the Plan. Tax consequences may vary depending upon the terms and conditions of a specific award under the Plan. Typically, the tax consequence to us when a stock award is made is that the recipient is deemed to have compensation income. Recipients of awards of restricted stock are generally subject to federal income tax on the value of the shares on the date the shares are no longer subject to forfeitures. Recipients of awards of qualified incentive stock options are generally subject to federal income tax upon sale of the underlying shares while those receiving nonqualified options generally are subject to federal income tax upon exercise of the options.

New Plan Benefits

         As of the date of this proxy statement and subject to shareholder approval as to the incentive stock options, 23 persons have received awards relating to a total of 1,391,000 under the Plan, including all of the current directors and named executive officers of the Company. 609,000 shares remain reserved for future awards under the Plan. The two new director nominees, if elected, will each receive grants as to 20,000 shares under the Plan. The Company cannot currently determine the number or amount of other awards that may be granted to participants under the Plan in the future. Such determinations will be made by the committee in accordance with the terms of the Plan. Awards of restricted stock and nonqualified stock options are not subject to shareholder approval.

         The table on the following page shows awards received under the Plan, or to be received (to the extent determinable), by the following persons as of the date of this proxy statement. All awards relate to shares of our Common Stock. The exercise price for options equals the fair market value of the shares on the date of grant.


NAME                             STATUS      Restricted        ISO(5)           NSO(5)          TOTAL          Options
----                             ------      -----------       ------           ------          -----          -------
                                               Stock(6)                                                     Exercised or
                                               --------                                                     ------------
                                                                                                             Terminated
Tom Trimble                     Director      20,000(1)           0               0            20,000
Rick Kremer                     Director/     20,000(1)           0               0            20,000
                               Contractor     100,000(2)          0               0            100,000
Ted Hollinger                   Director/     20,000(1)           0               0            20,000
                                 Officer     203,000(2,4)         0               0            203,000
Mike Schiltz                    Director/      6,000(1)      14,000(1,7)          0            20,000
                                 Officer      30,000(2)      70,000(2,7)          0            100,000
Tapan Bose                       Officer      20,000(1)     180,000(2,7)          0            200,000
All executive officers as a
group                                          279,000         264,000                         543,000
All directors not officers,
as a group                                     140,000            0                            140,000
Edward T. Berg                                                                  20,000       20,000(12)
Philip G. Ruggieri                                                              20,000       20,000(12)
Each associate of any of
the above                           0             0               0               0               0
Vic Cordell                     Employee          0          90,000(2,7)          0            90,000
Tom Daly                       Contractor         0               0          60,000(3,7)       60,000         20,000(3)
Bob Mendlesky                   Employee          0         50,000(2,7,9)         0            50,000         5,000(10)
New Solutions-Larry Ragle      Contractor         0               0          250,000(2,7)      250,000
Sandra Batt                     Employee          0          60,000(2,8)          0            60,000
                                             ------------- ---------------- --------------- -------------- ----------------
All employees, including
officers not executive
officers                                        7,000      210,00010, (11)                     217,000
                                             ------------- ---------------- --------------- -------------- ----------------
Independent contractor
awards                                         105,000            0         360,000(10,11)     465,000
                                             ------------- ---------------- --------------- -------------- ----------------
TOTAL                                          426,000         605,000         360,000      1,391,000(13)
April 10, 2006
                                             ------------- ---------------- --------------- -------------- ----------------

1 Vests immediately as to 10,000 shares, 9-1-2006 as to 5,000 shares, and 9-1-2007 as to 5,000 shares. (6,000 shares of restricted stock and 4,000 shares of ISO issued to Mike Schiltz vest immediately.)
2 Vests as to 20% immediately and 20% per year thereafter until fully vested.
3 Vests as to 40,000 shares immediately, 20,000 shares on 3-1-2006 and 20,000 shares on 9-1-2006. Original grant was for 80,000, but options terminated as to 20,000 shares on March 6, 2006.

(4)Includes 3,000 shares which were granted to Mr. Hollinger's spouse who is now deceased. These 3,000 shares are fully vested.
(5)All Options expire the earlier of (i) ten years after the date of grant, or in the case of a grantee who owns more than 10% of the combined voting power of all classes of stock of the Company or of its Subsidiaries, five years after the date of the Award or (ii) three (3) months after the effective date of termination of the Participant's employment.
(6)All of the shares of restricted stock are subject to a risk of forfeiture upon termination of the Participant's service as a full time consultant or employee prior to vesting. (7)Exercise price: $1.00 per Share (8)Exercise price:
$5.875 per share, based upon the average of the bid and ask price for the shares as of the close of trading on December 14, 2005 (9)Exercised as to 5,000 shares on March 16, 2006. (10)Exercise prices range from $1.00 to $7.65 per share, based upon the average of the bid and ask price for the shares as of the close of trading on the last trading date before the date of grant. (11)Vesting schedules vary. All options will be fully vested, subject to certain restrictions, no later than five years following the date of grant. (12)These options will be granted if these nominees are elected to the Board. Exercise prices will be the fair market value on the date of grant. The options will vest 50% in 2007, and 50% in 2008. (13)Does not include options to purchase 40,000 shares that will be granted to Edward Berg and Philip Ruggieri, if they are elected to the Board.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our Common Stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that during our preceding fiscal year all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with, except that Forms 3, filed on behalf of Messrs. Hollinger, Schiltz, and Bose, were amended to include information inadvertently omitted from the initial filing, and the Form 3 filed on behalf of Ms. Batt was filed late.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of December 31, 2005, the security and beneficial ownership for each class of equity securities of the Company for any person who is known to be the beneficial owner of more than five percent of the Company and for all executive officers and directors of the Company.

                                  Name and Address of           Amount and Nature of                Percent
      Title of Class                Beneficial Owner            Beneficial Ownership               of Class

          Common             Theodore G. Hollinger                         16,541,801(1)            65.75%
                              602 East Fair Street
                             Algona, IA 50511



          Common             Michael A. Schiltz                                72,750(2)               *
                              602 East Fair Street
                             Algona, IA 50511

          Common             Rick L. Kremer                                   120,000(3)               *
                             9159 State Route 118
                             P.O. Box 248 Ansonia, OH 45303

          Common             Thomas  Trimble                                   20,000(4)               *
                             2341 Hilton Road
                             Ferndale, MI 58220-1593

          Common             Tapan K. Bose                                     80,465(5)               *
                               3965 DeChateauford
                             Trois-Rivieres, Quebec
                             Canada G8Y 2A8

          Common             Officers and directors as a                      16,834,016            66.77%
                             Group(6)
  *  = less than 1%

         1 Mr. Hollinger received 16,297,200 shares of the Company's Common Stock as a result of its acquisition on August 30, 2005 of Hydrogen Engine Center, Inc., an Iowa corporation. Immediately prior to the acquisition, Mr. Hollinger was the sole shareholder of HEC Iowa and these shares were issued in exchange for his shares in HEC Iowa.
         Mr. Hollinger received 20,000 shares of restricted stock on September 1, 2005 under the Company's Incentive Compensation Plan for his services as a director. This award vests immediately as to 10,000 shares; on September 1, 2006 as to 5,000 shares; and on September 1, 2007, as to 5,000 shares.
         Mr. Hollinger received 200,000 shares of restricted stock on September 1, 2005 under the Company's Incentive Compensation Plan for services as an employee. This award vests 20% immediately and 20% per year thereafter until fully vested.
         Mr. Hollinger received 3,000 shares of stock which were reserved by the Board of Directors to be granted to his wife, Dana Hollinger, under the Company's Incentive Compensation Plan for services as an employee. Mrs.
Hollinger is now deceased and these shares have been issued directly to Mr. Hollinger as her heir.
         Mr. Hollinger received 21,601 shares of stock on September 1, 2005, upon conversion of a promissory note dated September 15, 2003 and issued to Mr. Hollinger in exchange for a loan of $17,280 to the Company. Under the terms of the promissory note, these shares were issued at a conversion price of $0.80 per share.
         2 Includes currently exercisable options to purchase 18,000 shares for $1.00 per share under the Company's Incentive Compensation Plan.
         3 Includes 90,000 shares of restricted stock that are subject to forfeiture under the Company's Incentive Compensation Plan.
         4 Includes 10,000 shares of restricted stock that are subject to forfeiture under the Company's Incentive Compensation Plan.
         5 Includes 10,000 shares of restricted stock that are subject to forfeiture under the Company's Incentive Compensation Plan and currently exercisable options to purchase 36,000 shares for $1.00 per share under the Company's Incentive Compensation Plan.
         6 These amounts represent shares beneficially owned by Mr. Hollinger, Mr. Schiltz, Mr. Kremer, Mr. Trimble, and Mr. Bose, including the options and restricted shares as described above.

            Except as described above, the security ownership of each of the above beneficial owners is also the owner of record for the like number of shares.

            There are currently no arrangements that would result in a change in our control.


                             EXECUTIVE COMPENSATION

         Prior to the Merger Transaction, we did not have a bonus, profit sharing, or deferred compensation plan for the benefit of employees, officers or directors. We did not pay any salaries or other compensation to our officers, directors or employees for the years ended December 31, 2004 and 2003.

                           Summary Compensation Table

                                                    Annual Compensation                     Long-term Compensation
                                                                                         Awards             Payouts
                                                                                              Securities
                                                                                              underlying
                                                                                 Restricted    options/       LTIP       All
     Name & Principal Position        Year    Salary(1)   Bonus       Other        Stock         SARs        Payout     Other
                (a)                    (b)       (c)       (d)         (e)         (f)(2)         (g)         (h)        (i)
Theodore G. Hollinger,
   President                          2005     $81,667       -     $53,000(3)   $170,000(3)        -           -          -
Michael A. Schiltz, Secretary
   and Vice President
   of  Operations                     2005      18,115      -       12,000(4)      24,000(4)     84,000        -          -
Tapan K. Bose, President and
   director of  HEC Canada            2005      35,654      -       10,000(5)      10,000(5)    180,000        -          -

         1 Effective as of September 1, 2005, Theodore G. Hollinger has been paid an annualized salary of $125,000 as President of the Company; Michael A. Schiltz has been paid an annualized salary of $90,000 as Vice President of Operations and Tapan Bose has been paid an annualized salary of $100,000 as director of our Canadian operations.
         2 As of December 31, 2005, 206,000 shares of restricted stock had been issued to the above individuals, valued at $204,000, based on the stock price in the Private Offering. There was no reported closing price for the date of grant, September 1, 2005. Although the Company does not expect to pay any dividends in the foreseeable future, these shares would be eligible to receive any such dividend.
         3 50,000 of these shares of restricted stock vested on September 1, 2005. The remaining shares will vest as to 45,000 shares on September 1, 2006; 45,000 shares on September 1, 2007; 40,000 shares on September 1, 2008; and 40,000 shares on September 1, 2009. The amount in column (e) also includes 3,000 shares initially issued to Dana Hollinger, Mr. Hollinger's deceased wife.
         4 12,000 of these shares of restricted stock vested on September 1, 2005. The remaining shares will vest as to 6,000 shares on September 1, 2006; 6,000 shares on September 1, 2007; 6,000 shares on September 1, 2008; and 6,000 shares on September 1, 2009.
         5 10,000 of these shares of restricted stock vested on September 1, 2005. The remaining shares will vest as to 5,000 shares on September 1, 2006; and 5,000 shares on September 1, 2007


                               Option/SAR Grants in Last Fiscal Year

                                                    Percent of Total
                                                      Options/SARs
                           Number of Securities        Granted to
                           Underlying Options/        Employees in           Exercise or
          Name                 SARs Granted           Fiscal Year         Base Price ($/Sh)           Expiration Date
          (a)                      (b)                    (c)                    (d)                         (e)
Michael A. Schiltz             84,000(1,3)               9.84%                  $1.00                 August 31, 2015
Tapan K. Bose                  180,000(2,3)              21.08%                 $1.00                 August 31, 2015

1 These options became exercisable as to 18,000 shares on September 1, 2005; become exercisable as to 19,000 shares on September 1, 2006; as to 19,000 shares on September 1, 2007; as to 14,000 shares on September 1, 2008; and as to 14,000 shares on September 1, 2009.

2 These options became exercisable as 20% of the shares underlying the options on September 1, 2005. The remaining options vest on September 1, 2006 as to 20% and 20% per year thereafter on September 1 of each year until fully vested.

3 These options have an exercise price of $1 per share, based on the share price in the Private Offering.


                                 PROPOSAL THREE
                                 --------------

 TO RATIFY THE APPOINTMENT OF LWBJ, LLP AS OUR INDEPENDENT ACCOUNTANTS FOR 2006

            THE  BOARD  OF   DIRECTORS   UNANIMOUSLY   RECOMMENDS   A  VOTE  FOR
RATIFICATION OF THE INDEPENDENT ACCOUNTANTS FOR 2006.

         The Board of Directors has selected LWBJ, LLP as the Company's independent auditor for the current fiscal year, and the Board is asking shareholders to ratify that selection. The Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of LWBJ, LLP for ratification by shareholders as a matter of good corporate practice.

Audit Fees

         On October 12, 2005, the Company appointed LWBJ, LLP of West Des Moines, Iowa, as the Company's auditors following the dismissal of HJ & Associates, LLC. Fees billed by LWBJ, LLP and fees incurred for professional services are estimated to be $120,000 for the year ended December 31, 2005, and $32,100 for the year ended December 31, 2004, including fees associated with the annual audit and review of the Company's September 30, 2005 quarterly report on Form 10-QSB. Fees for these services are billed as incurred, and recorded by the Company as invoices are received.

Audit-Related Fees

         Fees for audit-related services totaled $0 for the year ended December 31, 2005. Audit-related fees incurred for the year ended December 31, 2004 were $0.

Tax Fees

         No fees were billed by LWBJ, LLP for tax services.

All other Fees

         No fees were billed by HJ & Associates (independent auditors for the Company prior to the Merger Transaction) or LWBJ, LLP, for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 other than those specified above.

         The  entire  Board  of  Directors,   acting  as  the  audit  committee,
pre-approves audit engagement terms prior to the commencement of any audit work.

         All services  described  above were  approved by the Board of Directors
acting  as  the  audit   committee   pursuant  to  SEC   Regulation   S-X,  Rule
2-01(c)(7)(i).

         The affirmative vote of holders of a majority of the shares of Common Stock represented at the meeting is required to approve the ratification of the selection of LWBJ, LLP as the Company's independent auditor for the current fiscal year.


                      MANNER IN WHICH PROXIES WILL BE VOTED

         The Company proposes to vote the proxies for the election of each of the above proposals, including each of the named nominees to the Board, each to hold office until the next annual meeting and until his successor is elected and has qualified. In the event that any nominee is not available to serve as a director at the time of the election (which the Company has no reason to anticipate), proxies may be voted for such substitute nominees as the Company may propose.


                                  OTHER MATTERS

         The Board knows of no other matter to be presented at the meeting for stockholder action. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matters. Stockholders who do not expect to attend in person are urged to promptly execute and return the enclosed proxy card.


                            PROPOSALS OF STOCKHOLDERS

         The Company's next Annual Meeting is expected to be held during the second quarter of fiscal year 2007 at a time and date to be determined by the Board of Directors. Proposals of stockholders to be presented at that meeting must be received at the Company's executive offices no later than September 30, 2006, for inclusion in the proxy statement.

         If any other stockholder matter properly comes before that meeting, the persons named in the proxy form for that meeting will vote in accordance with their judgment upon such matters unless notice of such proposal is received no less than 45 days before the date the Company first mailed its proxy materials for this year's annual meeting of stockholders.

                                     GENERAL

A COPY OF THE COMPANY'S FORM 10-KSB REPORT FOR FISCAL YEAR 2005, CONTAINING INFORMATION ON OPERATIONS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS HEREBY INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE.

                           Theodore G. Hollinger
                           President
                           Algona, Iowa
                           May 3, 2006

                                   APPENDIX A

                          HYDROGEN ENGINE CENTER, INC.
                        2005 INCENTIVE COMPENSATION PLAN


                                    ARTICLE I
                                    ---------
                                     GENERAL
                                     -------


SECTION I.  PURPOSE

         The purpose of the Hydrogen Engine Center, Inc. Incentive Compensation Plan (the "Plan") is to encourage and enable key officers, directors, employees and consultants of Hydrogen Engine Center, Inc. or any of its Subsidiaries (collectively, the "Company"), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may award compensation in the form of Common Stock of the Company, $0.001 par value per share ("Shares") subject to restrictions ("Restricted Stock"), or an option to purchase Shares, either as a tax-qualified incentive stock option ("ISO") or as a non-statutory stock option ("NSO"). ISOs and NSOs are jointly referred to as "Options."

SECTION II.  ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a committee of three or more directors of the Company appointed by the Board of Directors or, in the absence of such a committee, by the Board of Directors (the "Committee"). The Committee may, from time-to-time, in its sole discretion and subject to this Plan and to such other terms and conditions as it may prescribe, award to any Participant Restricted Stock or Options (each, an "Award").

         The Committee is authorized to interpret the Plan, and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. All decisions made by the Committee in selecting the Participants to whom Awards shall be awarded, in establishing the number of Shares of Restricted Stock, or Shares underlying Options, which may be awarded Participants and in construing the provisions of the Plan shall be final. No member of the Committee shall be liable for any action taken, failure to act, determination or interpretation made in good faith with respect to the Plan or any Award under the Plan.

         An Award shall be evidenced by a signed agreement containing such terms and conditions as the Committee may in its sole discretion determine ("Agreement"), so long as such terms and conditions are not inconsistent with this Plan.

SECTION III.  SHARES SUBJECT TO THE PLAN

         The aggregate number of Shares subject to Awards under this Plan shall not exceed 2,000,000 Shares, all of which could be subject to ISO Awards if so determined by the Committee. Such Shares may consist of authorized but unissued Shares or previously issued Shares reacquired by the Company. Any of such Shares which remain unissued and which are not subject to Awards at the termination of the Plan shall cease to be subject to the Plan. Should any Stock previously awarded as Restricted Stock be forfeited, the Shares of Restricted Stock so forfeited will again be available for grant or award under the Plan. The aggregate number of Shares which may be issued under the Plan shall be subject to adjustment as provided in Section V hereof.

SECTION IV.  ELIGIBILITY

         The Committee shall determine and designate, at any time or from time to time, the Participants to receive Awards. Awards may be received by the same Participant on more than one occasion.

SECTION V.  ADJUSTMENTS

         In the event the Company shall effect a split of the Shares or dividend payable in Shares, or in the event the outstanding Shares shall be combined into a smaller number of Shares, the maximum number of Shares as to which Awards may be granted under the Plan shall be increased or decreased proportionately.

         In the event of a reclassification of the Company's capital stock not covered by the foregoing, or in the event of a liquidation or reorganization, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the number and kind of securities for which Awards may be granted under the Plan.

         In the event of a merger or consolidation in which the Company is not the surviving Company or sale of all or substantially all of the assets or capital stock of the Company, any Shares that are subject of any Aware but not yet issued shall be immediately issued without regard to any restrictions, terms or conditions imposed by the Committee pursuant to the Award and any restrictions placed on Restricted Stock that has been issued shall be released.

         The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.


                                   ARTICLE II
                                   ----------
                                RESTRICTED STOCK
                                ----------------

SECTION VI.  RESTRICTED STOCK AWARDS.

         The Committee may from time to time, in its sole discretion, award bonuses in the form of Restricted Stock to persons eligible to receive Awards of Restricted Stock under this Plan. All Restricted Stock awarded under the Plan shall be subject to such restrictions, terms and conditions, if any, as may be determined by the Committee. The Committee may in its sole discretion remove, modify or accelerate the release of restrictions on any Restricted Stock in the event of death or disability of the recipient of such Restricted Stock. Any certificate or certificates representing Shares of Restricted Stock shall bear a stamped or printed notice on the face thereof to the effect that such Shares have been awarded pursuant to the terms of the Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as set forth in the terms of such Award. If the Committee so determines, the certificates representing Restricted Stock shall be deposited by the recipient with the Company or an escrow agent designated by the Company until the restrictions thereon have lapsed or have been removed in accordance with the provisions of this Section. Upon the lapse of the restrictions or removal thereof by the Committee, new unrestricted certificates for the number of Shares on which the restrictions have lapsed or been removed shall, upon request by the recipient of the Restricted Stock, be issued in exchange for such restricted certificates.


                                   ARTICLE III
                                   -----------
                               STOCK OPTION AWARDS
                               -------------------

SECTION VII. EXERCISE PRICE.

         The purchase price of Shares under each Option (the "Exercise Price") shall be not less than the Fair Market Value of the Shares on the date the Option is awarded except that, in the case of a grantee of an ISO who is a 10% or greater stockholder in the Company, not less than 110% of the Fair Market Value of the Shares, on the date the ISO is awarded. The Exercise Price shall be adjusted by the Committee with respect to Awards not already granted to remain consistent with restrictions imposed by the Code.

         "Fair Market Value" means the market price of a Share, determined by the Committee in good faith on such basis as it deems appropriate; provided, however, as long as the Shares are traded on the Nasdaq Stock Market or a major exchange, the determination of Fair Market Value by the Committee shall be the average of the high and low prices reported by Nasdaq or by such exchange on the date of the grant, or if such date is not a trading date, on the last trading date immediately prior to the date of grant. Such determination shall be conclusive and binding on the Participant and all other persons.

SECTION VIII.  EXERCISE AND TERM OF OPTIONS.

                  a. Options shall be exercisable at such time and subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, which need not be the same for all Participants. The Committee shall establish procedures governing the exercise of Options and shall require that written notice of exercise be given and that the Exercise Price be paid in full. In connection with any Award, the Committee may specify such vesting and forfeiture provisions as it deems appropriate. As soon as practicable after receipt of full payment, the Company shall deliver to the Participant a certificate or certificates representing the acquired Shares.

                  b. Subject to such terms and conditions as the Committee may establish from time-to-time, which terms and conditions with respect to Options shall not be inconsistent with the applicable provisions of the Act, the Options may be exercised at any time prior to the expiration date of the Option established by the Committee at the time of the Award.

                  c. Subject to the terms and conditions established by the Committee, Options may be exercised either for the total number of Shares to which the Options relate or to such portion or portions thereof as the Participant shall determine. Unless otherwise provided in the Agreement, or the Code, Options may be exercised without regard to the sequence in which such Options were granted.

                  d. To the extent that the aggregate Fair Market Value (measured by the Fair Market Value of the Shares at the date of grant) of ISOs which become exercisable for the first time by any Participant during any calendar year exceeds one hundred thousand dollars ($100,000), the excess of such Options shall be treated as NSOs.

SECTION IX.  LIMITATION ON ISOs.

         Notwithstanding anything in the Plan to the contrary, the following additional conditions shall apply to the grant of Options which are intended to qualify as ISOs, which additional conditions may be modified from time-to-time by the Committee to remain consistent with the Code.

                  a. All ISOs must be granted within ten years of the earlier of the date on which this Plan was adopted by the Company's Board of Directors or the date this Plan was approved by the stockholders.

                  b. Unless sooner exercised, terminated or canceled, all ISOs shall expire no later than ten years after the date of grant, or in the case of a grantee who owns more than 10% of the combined voting power of all classes of stock of the Company or of its Subsidiaries, no later than five years after the date of the Award.

                  c. The Agreement shall provide that the ISO is exercisable during the Participant's lifetime only by the Participant (or the Participant's legal representative, in the event the Participant is disabled) and that the ISO is not transferable other than by will or the laws of descent and distribution.

SECTION X.  DEATH OF PARTICIPANT.

                  a. Upon the death of the Participant, any Option exercisable on the date of death may be exercised by the Participant's estate or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both the remaining option term of the Option and one year after the Participant's death.

                  b. The provisions of this Section shall apply notwithstanding the fact that the Participant's employment may have been terminated prior to death, but only to the extent of any Options exercisable on the date of death.

SECTION XI.  DISABILITY.

         Upon the termination of the Participant's employment by reason of Disability, the Participant may, within one (1) year from the date of such termination of employment, exercise any Option to the extent such Options were exercisable at the date of such termination of employment.

SECTION XII.  TERMINATION FOR OTHER REASONS.

         Except as provided in Sections X and XI, or except as otherwise determined by the Committee, all Options shall terminate, and no longer be exercisable three (3) months after the effective date of termination of the Participant's employment.

                                   ARTICLE IV
                                   ----------
                               AWARDS TO DIRECTORS
                               -------------------

SECTION XIII.  AWARDS TO DIRECTORS

                  (a) Immediately following the effective date of this Plan, each Director who is then serving as a member of the Board of Directors shall automatically be granted an Award consisting of 20,000 Shares of Restricted Stock or Options to purchase such number of Shares. Options awarded to Directors must be NSO Options unless the Director is also an employee of the Company. These Awards are in recognition of the substantial service provided prior to the effective date of the Plan.

                  (b) Each Director who is elected at the Company's annual meeting, or whose term extends for at least one year following such annual meeting, may thereafter automatically be granted an Award consisting of a number, as determined by the Committee, of Shares of Restricted Stock or Options to purchase such number of Shares annually on the first business day following the date of the annual meeting of stockholders of the Company, or any adjournment thereof, at which directors of the Company are elected (the "Annual Award").

                  (c) Any Director who is elected or appointed other than for a full 12 months following the annual meeting shall receive a portion of the Annual Award determined by multiplying the Annual Award amount referenced in subsection (b) above by the Applicable Service Fraction. As used herein, "Applicable Service Fraction" means, with respect to any such Director, a fraction the numerator of which is the number of months remaining in such Director's term at the time the Applicable Service Fraction is to be determined pursuant hereto and the denominator of which is 12.

                                    ARTICLE V
                                    ---------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

SECTION XIV.  GENERAL DEFINITIONS.

                  a. The term Subsidiary shall mean, unless the context otherwise requires, any Company (other than the Company) in an unbroken chain of Companies beginning with the Company if each of the Companies other than the last Company in such chain owns stock possessing at least fifty percent (50%) of the voting power in one of the other
         Companies in such chain. For the purpose of this section, stock ownership shall be determined in accordance with Section 424 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

                  b. Except as may be otherwise required by the Code as to ISOs, the term Disability shall have the meaning determined by the Committee in its sole discretion.

SECTION XV.  ACCELERATION UPON CERTAIN CHANGES.

         Notwithstanding anything in the Plan to the contrary, Agreements may contain change of control provisions for the benefit of the Participant as the Committee shall approve (such approval to be conclusively evidenced by the execution and delivery of such Agreement to the Participant). Change of control provisions shall mean provisions to protect Participant's interest in the Plan should the Company, its stock or its assets, be acquired by another person or entity, or should the Participant's employment terminate in connection therewith.

SECTION XVI.  NON-UNIFORM DETERMINATIONS.

         The Committee's determinations, including without limitation, (a) the Participants' right to receive Awards, (b) the form, amount and timing of Awards, (c) the terms, conditions and provisions of Awards (including vesting and forfeiture provisions) and (d) the Agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated.

SECTION XVII.  LIMITATIONS ON AWARDS.

         In the case of officers and other persons subject to Section 16(b) of the Act, the Committee, in its discretion, may impose limitations upon the exercise, delivery or payment of any Award which it believes are necessary or desirable in order to comply with Section 16(b) of the Act and the rules and regulations thereunder. The Committee may require any person receiving Shares hereunder to acknowledge that such Shares are being acquired for investment purposes and not with a view for resale or distribution and such Shares shall not be sold or transferred unless in accordance with applicable law and regulations. If the Company, as part of an offering of securities or otherwise, finds it desirable because of legal or regulatory requirements to reduce the period during which Options may be exercised, the Committee may, in its discretion and without the Participants' consent, so reduce such period on not less than fifteen (15) days' written notice to the Participants thereof.

SECTION XVIII.  RESTRICTIONS ON RESALE.

         To the extent required to comply with Rule 16b-3, no Participant receiving an Award under this Plan may dispose of Shares awarded under the Plan prior to the expiration of six months from the date of grant or dispose of an Option awarded under the Plan, or its underlying Shares, prior to the expiration of six months from the date of acquisition of the Shares or the Option.

SECTION XIX.  INDEMNIFICATION.

         Committee members shall be indemnified and held harmless by the Company from any loss, liability, or expense that may be imposed upon or incurred by such present or past Committee member in connection with or resulting from any claim, action, or proceeding in which the member is involved by reason of any action taken or failure to act under the Plan; provided such member shall give the Company an opportunity, at its own expense, to defend the same. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter or law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION XX.  RIGHTS OF PARTICIPANTS.

         Nothing in the Plan shall interfere with or limit in any way the right of the Company and/or its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in employment for any period of time or to continue his or her present or any other rate of compensation. No employee shall have a right to be selected as Participant, or, having been so selected, to be selected again as a Participant.

SECTION XXI.  REQUIREMENTS OF LAW.

         Awards, Agreements, and the issuance of Shares shall be subject to applicable laws, rules and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required. The Committee shall determine whether any Award or Shares issued hereunder is required to be registered under the Securities Act of 1933, as amended, or may be issued under an exemption. In its sole discretion, the Company may, but is not obligated to, file a registration statement covering Shares issued under the Plan.

SECTION XXII.  LEGEND ON STOCK CERTIFICATES.

         Unless Shares issued under the Plan has been previously registered, issued Shares shall bear the following or similar legend:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "1933 Act") or under the securities laws of any state and may not be transferred, assigned, sold or hypothecated unless a registration statement under the 1933 Act and the applicable state laws shall be in effect with respect thereto or an opinion of counsel satisfactory to the Company shall be received to the effect the registration under the 1933 Act and applicable state securities laws is not required."

SECTION XXIII.  WITHHOLDING.

         The Company shall have the right to withhold taxes, as required by law, from any transfer of Shares to a Participant under the Plan or to collect, as a condition of such transfer, any taxes required by law to be withheld.

SECTION XXIV.  AMENDMENT OR TERMINATION OF THE PLAN.

                  a. The Committee may, without further action by the stockholders and without receiving further consideration from the Participants, amend this Plan or condition or modify Awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with NASDAQ rules or requirements.

                  b. The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without stockholder approval the Committee may not (i) increase the maximum number of Shares which may be issued under the Plan, (ii) extend the period during which any Award may be granted or exercised, or (iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection
         (a), shall not without the consent of a Participant, affect his or her rights under an Award previously granted to him or her.

SECTION XXV.  EFFECTIVE DATE.

         This Plan shall be effective September 1, 2005. No Awards of Options shall be made hereunder after the expiration of ten years from such date.

PROXY                                          HYDROGEN ENGINE CENTER, INC.
                                               602 EAST FAIR STREET
                                               ALGONA, IOWA 50511

-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2 AND 3.


The undersigned hereby appoints Theodore G. Hollinger and Michael A. Schiltz as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Hydrogen Engine Center, Inc., as held of record by the undersigned at the close of business on April 14, 2006, at the annual meeting of shareholders to be held May 19, 2006, or any adjournment thereof.

1.  ELECTION OF DIRECTORS
[ ] FOR all nominees listed below [ ] WITHHOLD AUTHORITY to vote for all (EXCEPT AS MARKED TO THE CONTRARY BELOW) nominees listed below.

     01 Theodore G. Hollinger           02 Thomas Trimble            03  Edward T. Berg             04 Philip G. Ruggieri

                                                                ------------------------------------------------------
(Instructions: To withhold authority to vote for any
indicated nominee, write the number(s) of the nominee(s) in
the box provided to the right.
                                                                ------------------------------------------------------

2. Proposal to approve the Company's 2005 Incentive Compensation Plan dated as of August 30, 2005, a copy of which is attached as Appendix A to the proxy statement.

FOR   [ ]             AGAINST   [ ]                   ABSTAIN   [ ]

3. Proposal to ratify the appointment of LWBJ, LLP as the Company's independent accountants for 2006.

FOR   [ ]             AGAINST   [ ]                   ABSTAIN   [ ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

[Please sign the Proxy and return it in the enclosed envelope]. Please sign exactly as name appears below.

                                    Dated: May 3, 2006

No. of Shares: ______________        ___________________________________________
_
                                     Print Name: _______________________________

                                    ____________________________________________

                                     Print Name: _______________________________


When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign a full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.